EXHIBIT 10.0

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                               TRAVELNOW.COM INC.

                       CLASS A CONVERTIBLE PREFERRED STOCK

                               PURCHASE AGREEMENT




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                                TABLE OF CONTENTS

                                                                            Page
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SECTION 1.   AUTHORIZATION AND SALE OF SHARES.................................1
    1.1      Authorization....................................................1
    1.2      Sale of Shares...................................................1
    1.3      Terms of Preferred Stock.........................................1

SECTION 2.   CLOSING DATE; DELIVERY...........................................1
    2.1      Closing Date.....................................................1
    2.2      Delivery.........................................................1

SECTION 3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................2
    3.1      Organization and Standing........................................2
    3.2      Corporate Power; Authorization...................................2
    3.3      Issuance and Delivery of the Shares and the Common Stock.........3
    3.4      SEC Documents; Financial Statements..............................3
    3.5      Intellectual Property............................................3
    3.6      Properties.......................................................4
    3.7      Capitalization...................................................4
    3.8      Litigation.......................................................4
    3.9      No Defaults......................................................4
    3.10     Governmental Consents............................................4
    3.11     Taxes............................................................5
    3.12     Insurance........................................................5
    3.13     No Material Adverse Change.......................................5
    3.14     Disclosure.......................................................5
    3.15     Nasdaq SmallCap Market Qualification.............................5
    3.16     Investment Company...............................................5

SECTION 4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS..........5
    4.1      Authorization....................................................5
    4.2      Investment Experience............................................6
    4.3      Investment Intent................................................6
    4.4      Registration or Exemption Requirements...........................6
    4.5      Restriction on Short Sales.......................................7
    4.6      No Legal, Tax or Investment Advice...............................7

SECTION 5.   CONDITIONS TO CLOSING OF PURCHASERS..............................7
    5.1      Representations and Warranties...................................7
    5.2      Legal Opinion....................................................7
    5.3      Officer's Certificate............................................7
    5.4      Registration Statement...........................................7


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    5.5      Covenants........................................................7
    5.6      Additional Documents.............................................7

SECTION 6.   CONDITIONS TO CLOSING OF COMPANY.................................8
    6.1      Receipt of Payment...............................................8
    6.2      Representations and Warranties...................................8
    6.3      Covenants........................................................8

SECTION 7.   AFFIRMATIVE COVENANTS OF THE COMPANY.............................8
    7.1      Financial Information............................................8
    7.2      Registration Requirements........................................8
    7.3      Indemnification and Contribution................................11

SECTION 8.   RESTRICTIONS ON TRANSFERABILITY OF SHARES AND COMMON STOCK:
             COMPLIANCE WITH SECURITIES ACT..................................13
    8.1      Restrictions on Transferability.................................13
    8.2      Restrictive Legend..............................................13
    8.3      Transfer of Shares and Common Stock.............................14
    8.4      Purchaser Information...........................................14
    8.5      Special Provisions Relating to Tudor............................14

SECTION 9.   MISCELLANEOUS...................................................15
    9.1      Waivers and Amendments..........................................15
    9.2      Governing Law...................................................15
    9.3      Survival........................................................15
    9.4      Successors and Assigns..........................................15
    9.5      Entire Agreement................................................15
    9.6      Notices, etc....................................................15
    9.7      Severability Of This Agreement..................................16
    9.8      Counterparts....................................................16
    9.9      Further Assurances..............................................16
    9.10     Expenses........................................................16


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             CLASS A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

          This Class A Convertible Preferred Stock Purchase Agreement (the "Agreement") is entered into this ____ day of January, 2000 by and among TRAVELNOW.COM INC., a Florida corporation (the "Company"), with its principal office at 318 Park Central East, Suite 306, Springfield, Missouri 75806 and RAPTOR GLOBAL PORTFOLIO, LTD., with its principal office at 40 Rowes Wharf, Boston, Massachusetts, 02110, on its own behalf and on behalf of each of the Tudor Entities (as defined below) that acquires or holds Shares or Common Stock (as defined below) (collectively, the "Purchasers").

SECTION I. AUTHORIZATION AND SALE OF SHARES

     A. Authorization. The Company has authorized the sale and issuance of up to Five Hundred Thousand (500,000) shares of Class A Convertible Preferred Stock, no par value (the "Shares").

     B. Sale of Shares. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company on the Closing Date (as defined below), the number of shares of Class A Convertible Preferred Stock set forth opposite each Purchaser's name on Exhibit A for a purchase price (the "Purchase Price") of Nine Dollars ($9) per Share.

     C. Terms of Preferred Stock. The Shares shall have the preferences and rights set forth in the Articles of Amendment to the Articles of Incorporation of TravelNow.com, Inc. adopted by the Board of Directors and filed with the Florida Department of State on or before the "Closing Date" (as defined below) substantially in the form attached hereto as Exhibit B. Without limiting any of the rights, powers, preferences and qualifications set forth in said Articles of Amendment, the Shares shall be convertible into shares of common stock of the Company (the "Common Stock").

SECTION II. CLOSING DATE; DELIVERY

     A. Closing Date. The closing of the purchase and sale of the Shares (the "Closing") shall be held at the offices of Shook, Hardy & Bacon, L.L.P., 1010 Grand Boulevard, Kansas City, Missouri at 10:00 a.m. Central Standard Time, on January 5, 2000 or at such other time and place upon which the Company and Purchasers purchasing the majority of the Shares shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

     B. Delivery. At the Closing, the Company shall deliver to each Purchaser a certificate, registered in the Purchaser's name as shown on Exhibit A, representing the number of Shares to be purchased by the Purchaser. Such delivery shall be against payment of the Purchase Price therefor by wire transfer of immediately available funds in the amount set forth opposite such Purchaser's name on Exhibit A to a bank account designated in writing by the Company to each Purchaser at least two (2) business days prior to the Closing Date. Each Purchaser shall only be obligated to pay the Purchase Price of the Shares purchased by it.

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SECTION III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants as of the date hereof to, and covenants with, the Purchasers as follows:

     A. Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business presently and as proposed to be conducted and as described in the Company's annual report on Form 10-KSB for the year ended March 31, 1999 (the "Form 10-KSB") and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a Material Adverse Effect (as defined below) on the business, properties, financial condition or results or operations of the Company). Except as set forth on Schedule 3.1 hereto, the Company has no subsidiaries or equity interest in any other entity.

     B. Corporate Power; Authorization. The Company has all requisite corporate power, and has taken all requisite corporate action, to execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally and (iii) as to those provisions of Section 7.3 hereof relating to indemnity or contribution as limited by public policy. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof and the issuance, sale and delivery of the Shares by the Company will not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or result in the creation or imposition of any lien pursuant to the terms of, the Company's articles of incorporation, as amended, (the "Articles of Incorporation") or its bylaws (the "Bylaws") or, to the Company's knowledge, any statute, law, rule or regulation, or any state or federal order, judgment or decree applicable to the Company or any indenture, mortgage, lease or other agreement or instrument to which the Company or any of its properties is subject, except as would not individually or in the aggregate have a material adverse effect on, or result in a material adverse change in, the business, properties, operation, condition (financial or other), prospects or results of operations of the Company, taken as a whole, or render this Agreement, or any portion hereof, invalid or unenforceable or impair in any material respect the ability of the Company to perform fully its obligations hereunder (any of the foregoing shall be referred to herein as a "Material Adverse Effect").

     C. Issuance and Delivery of the Shares and the Common Stock. The Shares have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. When issued upon the conversion of the Shares, the Common Stock so issued will be duly authorized, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Registration Statement (as defined below). Neither the issuance and delivery of the Shares



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nor the Common Stock issuable upon conversion of Shares is subject to preemptive, co-sale, right of first refusal or any other similar rights of any third person or any liens or encumbrances. The Company has not granted any presently effective registration rights with respect to its securities other than the registration rights set forth herein. No further approval or authority of the stockholders or Board of Directors of the Company will be required for the issuance and sale of the Shares or the Common Stock issuable upon conversion of the Shares.

     D. SEC Documents; Financial Statements. Except as set forth in Schedule 3.4 hereof, the Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act. The SEC Documents as of their respective dates contained no untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments). There is no material commitment of the Company which is not reflected in the Financial Statements except commitments made in the ordinary course of business. There have not been any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not had a Material Adverse Effect.

     E. Intellectual Property. The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets and know-how used by it or that are necessary for the conduct of its business as presently conducted and proposed to be conducted as described in the SEC Documents. The Company has not received any notice of, nor has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     F. Properties. The Company has good and valid title to all of the properties and assets reflected as owned in the Financial Statements, free and clear of all liens, mortgages, (statutory or otherwise), security interests, pledges, claims or encumbrances except those, if any, disclosed in the Financial Statements. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. The Company owns or leases all of such properties which, to its knowledge, are necessary to its operations as now conducted.


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     G. Capitalization. All of the Company's outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities. The actual authorized and outstanding capital stock of the Company as of the date hereof and as of the Closing Date is set forth in Schedule 3.7 hereto, assuming that all Shares are issued pursuant to the terms of this Agreement. Except as disclosed in Schedule 3.7 hereto, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of the Company's capital stock or any such options, rights, convertible securities or obligations.

     H. Litigation. There is no pending or, to the Company's knowledge, threatened action, suit or other proceeding before any court, governmental body or authority, or arbitrator to which the Company is a party or to which its property or assets are subject.

     I. No Defaults. The Company is not in violation or default of any provision of the Articles of Incorporation or Bylaws, or any organizational documents, or, to the Company's knowledge, in breach with respect to any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound which violation, default or breach would have a Material Adverse Effect; and the Company is not aware of any fact which constitutes an event of default on the part of the Company as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

     J. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states and other jurisdictions in which Shares are offered and/or sold, which compliance will be effected in accordance with such laws, and (b) the filing of the Registration Statement and all amendments thereto with the SEC as contemplated by Section 7.2 hereof. The Company has not been advised, and has no reason to believe, that it is not conducting business in compliance in all material respects with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business including but not limited to, all applicable local, state and federal environmental laws and regulations.

     K. Taxes. The Company has accurately prepared and timely filed all federal, state and other tax returns which are required to be filed by it and has timely paid all taxes covered by such returns which have become due and payable except for such taxes as are being contested in good faith. The Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the company which would have a Material Adverse Effect.

     L. Insurance. The Company maintains insurance of the types and in the amounts it deems adequate for its business covering all risks customarily insured against, all of which insurance is in full force and effect.

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     M. No Material Adverse Change. There have not been any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business that have not had a Material Adverse Effect.

     N. Disclosure. This Agreement does not contain any untrue statement of fact or omit to state a fact necessary in order to make the statements contained herein not materially misleading.

     O. Nasdaq SmallCap Market Qualification. The Company has submitted a listing application and listing agreement with Nasdaq to list the Common Stock for quotation on the Nasdaq SmallCap Market. If such listing is approved, for so long as the Company is obligated to keep in effect the Registration Statement provided under Section 7.2 hereof, the Company shall use its reasonable best efforts to maintain such listing on the Nasdaq SmallCap Market, the Nasdaq National Market System or a national securities exchange, as defined in the Exchange Act. The Company shall also file a share listing application with Nasdaq, as and when appropriate, covering the Shares and the Common Stock issuable upon the conversion of the Shares.

     P. Investment Company. The Company is not a registered investment company within the meaning of the Investment Company Act of 1940, as amended.

SECTION IV. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS

     Each Purchaser hereby severally and not jointly, represents and warrants to the Company, effective as of the Closing Date, as follows:

     A. Authorization. Purchaser represents and warrants to the Company that:
(i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

     B. Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares. Purchaser is able to bear the economic risk of holding the Shares for an indefinite period, including the loss of Purchaser's entire investment. The Shares were not offered or sold to Purchaser by any form of general solicitation or advertising.

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     C. Investment Intent. Purchaser is purchasing the Shares for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has, in connection with its decision to purchase the number of shares set forth in Exhibit A hereto, relied solely upon the representations and warranties of the Company contained herein.

     D. Registration or Exemption Requirements.

          1. Purchaser further acknowledges and understands that the Shares may be required to be held indefinitely, and they may not be resold or otherwise transferred except in a transaction registered under the Securities Act or where an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 promulgated under the Securities Act ("Rule 144") and, if the Company shall so request in writing, an opinion of counsel satisfactory to the Company is obtained to the effect that the transaction is so exempt and in compliance with applicable state law.

          2. Purchaser further acknowledges that because the Shares are not listed on the Nasdaq National Market System or a national securities exchange, resale of the Shares may be limited by applicable state law, even where a registration statement covering resale of the Shares has been declared effective under the Securities Act. For example, certain states may limit resale of the Shares to qualified institutions or in unsolicited qualified broker transactions in the absence of qualification or another exemption in such state.

     E. Restriction on Short Sales. Purchaser represents and warrants to and covenants with the Company that neither Purchaser nor its affiliates has engaged or will engage in any short sales of Common Stock prior to the effectiveness of the Registration Statement (as defined below), except to the extent that any such short sale is fully covered by shares of Common Stock other than the shares of Common Stock issuable upon conversion of the Shares

     F. No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

SECTION V. CONDITIONS TO CLOSING OF PURCHASERS

     Each Purchaser's obligation to purchase the Shares at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:


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     A. Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

     B. Legal Opinion. The Company shall have delivered a legal opinion from Shook, Hardy & Bacon, L.L.P. counsel to the Company, addressed to the Purchasers in the form attached hereto as Exhibit C with respect to the sale of the Shares hereunder.

     C. Officer's Certificate. The Company shall deliver to the Purchasers a certificate, dated as of the Closing Date, signed by a Co-Chief Executive Officer of the Company, stating that the signer of said certificate has carefully examined the SEC Documents and that the representations and warranties set forth in Section 3 hereof are true as of and all of the closing conditions set forth in Section 5 hereof have been satisfied on the Closing Date.

     D. Registration Statement. The Company shall have delivered a preliminary draft of the Registration Statement (as defined below) that is to be filed with the Securities and Exchange Commission as required herein.

     E. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     F. Additional Documents. The Purchasers shall have received such other documents as they and their counsel may reasonably request for the purpose of facilitating the consummation or performance of the sale of the Shares and they and their counsel shall be satisfied with all matters and proceedings related to this Agreement.

SECTION VI. CONDITIONS TO CLOSING OF COMPANY

     The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

     A. Receipt of Payment. The Company shall have received payment, by check or wire transfer of immediately available funds, in the full amount of the Purchase Price for the Shares sold.

     B. Representations and Warranties. The representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

     C. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

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SECTION VII. AFFIRMATIVE COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees as follows:

     A. Financial Information. The Company will mail the following reports to the Purchasers until the Purchasers transfer, assign or sell more than seventy-five percent (75 %) of the Shares purchased by the Purchasers pursuant to this Agreement:

          1. A copy of its Annual Report on Form 10-KSB, within ninety (90) days after the end of each fiscal year or by such later date as such Form 10-KSB may be filed with the Securities and Exchange Commission in compliance with federal securities laws.

          2. A copy of its Quarterly Report on Form 10-QSB within forty-five
(45) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company or by such later date as such Form 10-KSB may be filed with the Securities and Exchange Commission in compliance with federal securities laws.

     B. Registration Requirements.

          1. No later than fifteen (15) business days following the Closing Date, the Company shall file with the SEC one or more registration statements on Form SB-2 (together with any prospectus included therein, a "Registration Statement") pursuant to Rule 415 of the Securities Act in order to register with the SEC the continuous resale by the Purchasers, from time to time, of all shares of Common Stock of the Company that may be acquired by the Purchasers through any exchange or conversion of the Shares as provided for in Exhibit B attached hereto, through the Nasdaq SmallCap Market or the facilities of any national securities exchange on which the Common Stock is then traded, or in privately-negotiated transactions. The Company shall use its best efforts to (i) cause such Registration Statement to be declared effective on or before March 15, 2000 and (ii) cause a Nasdaq application covering shares of Common Stock of the Company to have become effective (which application shall also cover the Shares and the Common Stock issuable upon the conversion of the Shares). Each Purchaser agrees to furnish promptly to the Company in writing all information required from time to time to be disclosed in order to make the information previously furnished to the Company by such holder not misleading.

          2. If at any time following the filing of a Registration Statement by the Company, the Company shall qualify to file a registration statement on Form S-3 under the Securities Act, the Company shall thereafter be entitled to replace any Form SB-2 registration statement referred to in Section 7.1(a) above with a registration statement on Form S-3 that has been declared effective by the SEC. Any such Form S-3 used to replace a Form SB-2 pursuant to this Section 7.2(b), together with any prospectus included in such Form S-3, shall thereafter be referred to as a "Registration Statement" and any Form SB-2 that is so replaced shall cease to be referred to by that term for purposes of this Agreement.

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          3. The Company shall pay all Registration Expenses (as defined below)
in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Common Stock resold by such Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including without limitation, all registration, qualification and filing fees (including all SEC and Nasdaq fees), printing expenses, escrow fees, fees and disbursements of counsel for the Company and for any underwriter (unless paid by such underwriter), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean only selling commissions, underwriting fees and stock transfer taxes applicable to the Common Stock sold by each Purchaser and all fees and disbursements of counsel for any Purchaser.

          4. In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to:

               a. keep such registration statement on From SB-2 or Form S-3 effective until the earlier of (A) the second anniversary of the date on which the Registration Statement first becomes effective, (B) such date as all of the Common Stock has been resold or (C) such time as all of the Common Stock held by the Purchasers can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144;

               b. prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

               c. furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request;

               d. cause all Common Stock registered as described herein to be listed on each securities exchange and quoted on each quotation service on which the common equity securities of the Company are then listed or quoted;

               e. provide a transfer agent and registrar for all Common Stock registered pursuant to the Registration Statement and a CUSIP number for all such Common Stock;

               f. otherwise use its best efforts promptly to comply with all applicable rules and regulations of the SEC;

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               g. file the documents required of the Company and otherwise use its best efforts promptly to obtain, if applicable, and maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares are originally sold and (B) all other states specified in writing by a Purchaser, provided as to clause (B) however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented; and

               h. with respect to the initial filing of the Registration Statement, as of the date of declaration of effectiveness, obtain an opinion of counsel to the Company in customary form and reasonably acceptable to each Purchaser addressed to each Purchaser selling registrable securities pursuant to the Registration Statement. The Company shall use its best efforts to qualify for use of Form SB-2 or Form S-3 under the Securities Act to register the resale of the Common Stock issuable upon the conversion of the Shares and to maintain such qualification during the periods described in subsection (c)(i) hereof and to be listed on the Nasdaq Small Cap market and maintain such listing unless listed on NMS or another national exchange.

          5. The Company shall furnish to each Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Common Stock held by the Purchaser.

          6. With a view to making available to the Purchasers the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell Common Stock to the public without registration or pursuant to registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the second anniversary of the Closing Date or (B) such date as all of the Common Stock shall have been resold: (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Common Stock, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the SEC that permits the selling of any such Common Stock without registration.

          7. The Company may, at any time, refuse to permit a Purchaser to resell any Common Stock pursuant to the Registration Statement; provided, however, that in order to exercise this right at any time the Company does not qualify for either Form SB-2 or Form S-3, the Company must deliver a certificate in writing to the Purchasers to the effect that suspension of the sale of shares under the Registration Statement, until such time as the Company can make an appropriate filing with the SEC, is necessary because a sale pursuant to the Registration Statement, in its then-current form, could constitute a violation of the federal securities laws. In such an event, the Company shall use its best efforts to amend the Registration Statement if necessary and take all other actions necessary to allow such sale under the federal securities laws, and shall notify the Purchasers and the Placement Agent promptly after it has determined that such sale has become permissible under the federal securities laws. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to suspend sales under the Registration Statement more than two (2) times in any twelve (12) month period, and the period during which such Registration Statement may be withdrawn shall not exceed thirty (30) days.

     C. Indemnification and Contribution.

          1. The Company agrees to indemnify and hold harmless each Purchaser and its officers, directors, controlling persons and affiliates from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Purchaser may become subject (under the Securities Act, state law, common law or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in, or omission of a material fact from, the Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement or this Agreement, and the Company will, as incurred, reimburse such Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon an untrue statement made in such Registration Statement in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement. The Company will reimburse the Purchasers for any legal or other expenses reasonably incurred and documented in investigating, defending or preparing to defend any such action, proceeding or claim notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this section and the possibility that such payments might later be held to be improper, provided, that to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

          2. Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act, state law, common law or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon an untrue statement made in such Registration Statement in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement; provided, however, that no Purchaser shall be liable in any such case for any untrue statement included in any Prospectus which statement has been corrected, in writing, by such Purchaser and delivered to the Company before the sale from which such loss occurred and in no event shall any Purchaser be liable for any amount in excess of the net proceeds received for the sale of its Common Stock pursuant to such Registration Statement.

          3. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been noticed thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

          4. If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) hereof in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount, if any, by which the amount received by the Purchaser from the sale of the Common Stock to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective sales of Common Stock.

          5. The obligations of the Company and the Purchasers under this
Section 7.3 shall be in addition to any liability which the Company and the respective Purchasers may otherwise have.

SECTION VIII. RESTRICTIONS ON TRANSFERABILITY OF SHARES AND COMMON STOCK:
              COMPLIANCE WITH SECURITIES ACT

     A. Restrictions on Transferability. Neither the Shares nor the Common Stock shall be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Shares and the Common Stock in order to enforce the foregoing restrictions.

     B. Restrictive Legend. Each certificate representing the Shares or the Common Stock shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE COMPANY WILL PROVIDE A SUMMARY STATEMENT DESCRIBING THE AUTHORITY OF THE COMPANY TO ISSUE DIFFERENT CLASSES OF SHARES OR DIFFERENT SERIES WITHIN A CLASS, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES) TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     C. Transfer of Shares and Common Stock. The Purchasers hereby covenant with the Company not to make any sale of the Shares or the Common Stock except either
(i) in accordance with Rule 144, in which case Purchasers covenant to comply with Rule 144 or (ii) pursuant to another exemption under the Securities Act; or in case of sales of Common Stock in accordance with the Registration Statement, in which case Purchasers covenant to comply with the requirement of delivering a current prospectus. Permissible sales of the Shares shall include sales between and among the Purchasers, provided such sales comply with the first sentence of this Section 8.3.

     D. Purchaser Information. The Company may require each Purchaser to furnish the Company with such information and undertakings as it may reasonably request in writing from time to time regarding such Purchaser and the distribution of any of that Purchaser's Common Stock and each Purchaser hereby covenants that it will notify the Company in writing of any changes regarding such Purchaser or its distribution of Common Stock that may affect the accuracy of the Registration Statement.

     E. Special Provisions Relating to Tudor. For purposes of determining whether, for any provision hereof, the number of shares of capital stock held by a Tudor Entity (as defined below) is sufficient to meet a required threshold, such Tudor Entity shall be deemed to hold the number of shares of capital stock issued or issuable upon conversion, exercise or exchange, directly or indirectly, of any derivative securities held by such Tudor Entity and any of its Affiliates and other Tudor Entities.

     "Tudor Entity" or "Tudor Entities" means each of the following: Tudor Private Equity Fund, L.P., Tudor Arbitrage Partners, L.P., Tudor BVI Futures, Ltd., Raptor Global Fund, L.P., Raptor Global Fund Ltd., Raptor Global Portfolio, Ltd., ALTAR Rock Fund, L.P. or any funds or other investment vehicles or entities of which any of the forgoing entities are Affiliates, or any Affiliate or Affiliated Group of Tudor Investment Corporation and/or Tudor Global Trading, Inc.

     "Affiliate" means any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with the referenced person or entity and includes without limitation, (a) any person who is an officer, director, general partner or direct or indirect beneficial holder of at least 5% of the then outstanding capital stock of the referenced person or entity, (b) any person of which the referenced person or entity and/or its Affiliates (as defined in clause (a) above), directly or indirectly, either beneficially own(s) at least 5% of the then outstanding equity securities or constitute(s) at least a 5% equity participant, and (c) any entities for which a Tudor Entity or any of its Affiliates (as defined in clauses (a) or (b) above) serve as general partner and/or investment advisor or in a similar capacity, and all mutual funds or other pooled investment vehicles or entities under the control or management of such Tudor Entity or the general partner or investment adviser thereof or any person in a similar capacity, or any Affiliate (as defined in clause (a) or (b) above) of any of them, or any Affiliates of any of the foregoing.

     "Affiliated Group" has the meaning given to it in Section 1504 of the Internal Revenue Code of 1986, as amended, and in addition includes any analogous combined, consolidated, or unitary group, as defined under any applicable state, local, or foregoing income tax law.

SECTION IX. MISCELLANEOUS

     A. Waivers and Amendments. With the exception of Section 7 hereof, the terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser to be affected thereby. Any such amendment or waiver shall be binding upon the Company and each such Purchaser. Section 7 hereof may be waived or amended with the written consent of the Company and the record holders of more than Fifty percent (50%) of the Shares and the Common Stock then outstanding and held by Purchasers, and any such amendment or waiver shall be binding upon the Company and all holders of Shares and Common Stock then outstanding.

     B. Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Missouri without any regard to conflicts of laws principles.

     C. Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

     D. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

     E. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

     F. Notices, etc. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement, or on Exhibit A, or at such other address as the Company or the Purchasers shall have furnished to the other party in writing with a copy to:

        Shook, Hardy & Bacon L.L.P.
        1010 Grand Boulevard
        Kansas City, MO 64106
        Attention: Kevin R. Sweeney, Esq.
        Telecopier No.: (816)842-3190

   and

        Bingham Dana LLP
        150 Federal Street
        Boston, Massachusetts 02110
        Attention: Victor J. Paci, Esq.
        Telecopier No.: (617) 951-8736


All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven (7) days after such notice or communication shall have been deposited in the United States mail.

     G. Severability Of This Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     H. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     I. Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     J. Expenses. At the Closing, the Company shall pay by wire transfer or check (delivered at Closing) the reasonable fees and expenses of legal counsel of the Purchasers incurred in connection with the execution and delivery of this Agreement by the Purchasers and the consummation of the transactions contemplated hereby, not to exceed $13,000.

     IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.

                                           the "Company"
                                           TRAVELNOW.COM INC.


                                           /s/ Jeffrey A. Wasson
                                           -----------------------------------
                                           By:    Jeffrey A. Wasson
                                           Title: Co-Chief Executive Officer



                                           the "Purchasers"
                                           RAPTOR GLOBAL PORTFOLIO, LTD.

                                           Name:
                                           -----------------------------------
                                           By:
                                           -----------------------------------
                                           Title:
                                           -----------------------------------
                                                  [Print Name and Title]

Exhibit A........Schedule of Purchasers
Exhibit B .......Articles of Amendment to Articles of Incorporation
Exhibit C........Form of SHB Closing Date Legal Opinion
Exhibit D........Form of Purchaser's Officers Certificate For Transfer of
                 Securities
Exhibit E........Form of SHB Effective Date Legal Opinion
Schedule 3.1.....Subsidiaries/Equity Interests
Schedule 3.4.....SEC Documents
Schedule 3.7.....Capitalization, Etc.

                                   EXHIBIT - A
                                   -----------


                             SCHEDULE OF PURCHASERS



Purchaser Name and Address                            Number of Shares Purchased
--------------------------                            --------------------------
Raptor Global Portfolio, Ltd.                                   497,820
Tudor Private Equity Fund, L.P.                                       0
Tudor Arbitrage Partners, L.P.                                        0
Tudor BVI Futures, Ltd.                                               0
Raptor Global Fund, L.P.                                              0
Raptor Global Fund Ltd.                                               0
ALTAR Rock Fund, L.P.                                             2,180
All other Tudor Entities as defined in
Section 8.5 of this Agreement                                         0
                                                                -------

TOTAL SHARES SOLD:                                              500,000
                                                                =======

                                   EXHIBIT - B
                                   -----------


               ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

                                 (See attached)

                                   EXHIBIT - C
                                   -----------


                     FORM OF SHB CLOSING DATE LEGAL OPINION

                                 (See attached)

                                  Law Offices
                          ---------------------------
                          SHOOK, HARDY & BACON L.L.P.


 Overland Park          1010 Grand Bouldevar, 5th Floor                London
    Houston                  Post office Box 15607                     Zurich
Washington, D.C.        Kansas City, Missouri 64106-0607               Geneva
 San Francisco              Telephone (816) 474-6550                  Melbourne
     Miami                  Facsimile (816) 842-3190                Buenos Aires



                                 January 5, 2000



Raptor Global Portfolio, Ltd.
40 Rowes Wharf
2nd Floor
Boston, Maine 02110


          Re: TravelNow.com Inc.

Ladies and Gentlemen:

     We have acted as special outside counsel to TravelNow.com Inc. (the "Company") in connection with the transactions described in the Class A Convertible Preferred Stock Purchase Agreement dated January 4, 2000 (the "Agreement") by and between the Company and Raptor Global Portfolio, Ltd. and each of the Tudor Entities (collectively, the "Purchasers"), pursuant to which the Company has agreed to issue and sell to you an aggregate of Five Hundred Thousand (500,000) shares of Class A Convertible Preferred Stock, no par value (the "Shares"). This opinion is furnished to you pursuant to Section 5.3 of the Agreement. Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Agreement.

     In rendering the opinions expressed below, we have examined and are familiar with originals or copies of the documents set forth below and such other agreements, instruments and documents as we have deemed necessary as a basis for such opinions. In rendering the opinions herein we have relied solely upon our examination of the following documents and have made no independent verification or investigation of the matters set forth in such documents:

     1. Certified copies of the Articles of Incorporation of the Company and amendments thereto that have been provided to us by the Florida Department of State and their bylaws (collectively, "Corporate Records");

     2. The Articles of Amendment to the Articles of Incorporation dated January 4, 2000; and

     3. the Agreement (and all exhibits attached thereto).

     In rendering the opinions set forth herein, we have assumed (i) the genuineness of all signatures on all documents submitted to us, (ii) the capacity and competence of each natural person who executed any of these documents, (iii) the authenticity of all documents submitted to us as originals

Raptor Global Portfolio, Ltd.
January 5, 2000
Page 2


and of the originals of all documents submitted to us as copies, (iv) the conformity with the original documents of all documents submitted to us as copies, and (v) the due authorization, execution and delivery of the Agreement by all parties thereto other than the Company. We have also assumed that any certificate, telegram or other document relating to corporate existence and good standing on which we have relied, which was given or dated earlier than the date of this letter, has remained accurate as far as relevant to the opinions contained herein from such earlier date through and including the date of this letter. We have further assumed that each entity that is a party to the Agreement other than the Company has been duly organized or formed and is in good standing as a corporate or partnership organization under the laws of its jurisdiction. As to any facts material to this opinion, we have, to the extent that such facts were not independently established by us, relied upon representations and warranties contained in the Agreement.

     We are opining solely with respect to, and we express no opinion herein concerning any laws other than, the internal laws of Missouri (exclusive of conflict of laws principles), the 1989 Business Corporation Act of Florida, and any applicable federal laws of the United States of America to the extent specifically referred to herein.

     It is our opinion that:

     1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, with all requisite corporate power and authority to execute, deliver, and perform its obligations under the Agreement, to issue, sell, and deliver the Shares, and to carry on its business as presently conducted and to own the property and assets currently owned by it.

     2. The Company's execution and delivery of the Agreement and its consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate and stockholder action on the part of the Company. The Agreement has been duly executed and delivered by the Company and is a valid and binding agreement and obligation of the Company, enforceable against the Company in accordance with its terms.

     3. Neither the Company's execution and delivery of the Agreement, nor its issuance and sale to you of the Shares, including the Common Stock issuable upon the conversion of the Purchased Shares, nor its compliance with the terms of the Agreement will conflict with, result in any breach of any of the provisions of, constitute a default under, or result in the creation or imposition of any lien upon any of the property of the Company pursuant to the Company's Articles of Incorporation (as amended) or by-laws, or any Missouri or Federal statute, rule, or regulation, or Florida corporation law, or to the best of our knowledge, any contract, agreement or instrument to which the Company is a party or any judgment, order, or decree of any court or arbitrator specifically naming the Company.

Raptor Global Portfolio, Ltd.
January 5, 2000
Page 3


     4. The authorized capital stock of the Company consists of (i) 50,000,000 shares of common stock, no par value, of which to the best of our knowledge, 10,349,304 shares were issued and outstanding of record immediately prior to the Closing, and (ii) 25,000,000 shares of Preferred Stock, no par value per share, none of which were issued and outstanding of record immediately prior to the Closing. To the best of our knowledge, except as set forth in Schedule 3.7 to the Agreement, there are no options, warrants, pre-emptive rights, conversion privileges or other securities of the Company presently outstanding which contain or create the right to acquire any shares of the capital stock or other securities of the Company.

     5. The Shares to be purchased by you pursuant to the Agreement have been duly authorized by all necessary corporate and stockholder action on the part of the Company and such Shares, and the Common Stock issuable upon the conversion of such Shares, when issued and sold to you against full payment therefore in accordance with the terms of the Agreement or conversion thereof pursuant to the Company's Articles of Incorporation (as amended) will be duly authorized, validly issued, fully paid, and non-assessable. The issuance of the Shares, and the Common Stock issuable upon the conversion of the Shares, is not subject to any preemptive right, first refusal right or other right to subscribe for or purchase such shares pursuant to the Company's Articles of Incorporation (as amended), by-laws or applicable Missouri, and Florida corporation laws.

     6. Based in part on the Purchaser's representations and warranties set forth in Section 4 of the Stock Purchase Agreement, the issuance by the Company to you of the Shares, and the issuance of the Common Stock upon the conversion of the Shares, will not require registration under Section 5 of the Securities Act of 1933, as amended, or under applicable Florida and Missouri blue sky laws.

     7. To the best of our knowledge, there is no action, suit, proceeding, or governmental investigation pending or threatened against the Company.

     8. Except pursuant to federal and state securities laws and except for the filing of the Articles of Amendment to the Articles of Incorporation of the Company referred to in the Agreement with the Florida Department of State, no consent, approval, or authorization of or by, or any designation, declaration, filing, registration, or qualification with any governmental authority is required on the part of the Company in connection with the Company's execution, delivery, and performance of its obligations under the Agreement and its offer, issuance, sale, and delivery to you of the Shares, and the Common Stock issuable upon the conversion of the Shares, pursuant to the Agreement.

     The foregoing opinions are subject to the following qualifications and limitations:

          A. The enforceability of the Agreement may be limited or affected by
(a) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, probate, conservatorship, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter

Raptor Global Portfolio, Ltd.
January 5, 2000
Page 4


in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors, (b) the availability of remedies which are equitable in nature including but not limited to the remedies of specific performance and injunctive relief which are subject to the discretion of the court before which any proceeding therefor may be brought and may not be available with respect to the enforcement of the terms or provision of the Agreement and (c) concepts of materiality, reasonableness, good faith and fair dealing.

          B. In rendering the foregoing opinions, we express no opinion as to
(a) the availability of certain equitable remedies, including specific performance, and further, (b) the legality, validity, enforceability or binding effect of provisions of the Agreement relating to indemnities and rights of contribution to the extent prohibited by public policy.

          C. Whenever any opinion or statement herein with respect to the existence or absence of facts, conditions or circumstances is qualified by the phrase "to our knowledge", "known to us" or words or phrases of similar import it is intended to indicate that, during the course of our representation of the Company in connection with the negotiation, execution and delivery of the Agreement, no information has come to our attention that would give us actual knowledge of the existence or absence of such facts, conditions or circumstances. We have not undertaken any independent investigation to determine the existence or absence of such facts, conditions or circumstances and no inferences as to our actual knowledge of the existence or absence of such facts, conditions or circumstances should be drawn from the fact of our representation of the Company in connection with the negotiation, execution or delivery of the Agreement. In that regard, we have not made an independent review of any of the business, properties, operations, transactions, contractual arrangements, orders or actions or other matters and affairs of or pertaining to the Company, nor have we undertaken to review our internal files or the files of the Company with respect to any of the matters contained herein. Furthermore, the phrase "to our knowledge" refers to the actual present knowledge of the attorneys in our Firm who have devoted substantive attention to the negotiation, execution and delivery of the Agreement by the Company, and not to the knowledge of the Firm of its partners, or employees generally.

     The opinions expressed herein are solely for benefit of, and may be relied upon by, the addressee hereof in connection with the transaction described herein. The opinions may not be relied upon for any other purpose or relied upon by any other person, Firm or entity for any purpose. This letter may not be paraphrased, quoted or summarized, nor may it be duplicated or reproduced in whole or in part, without our prior written consent. The opinions expressed herein are as of the date hereof or, to the extent a reference to a certificate or other document is made herein, to such date and we make no undertaking to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

Raptor Global Portfolio, Ltd.
January 5, 2000
Page 5


                                         Very truly yours,


                                         /s/ SHOOK, HARDY & BACON L.L.P.
                                         -------------------------------
                                         SHOOK, HARDY & BACON L.L.P.

                                 SCHEDULE - 3.1
                                 --------------


                          SUBSIDIARIES/EQUITY INTERESTS

     Forty-nine percent (49%) equity position (percentage calculated as of September 30, 1999 and reported on Form 10-QSB) in Nippon TravelNow, K.K. a Japanese company.

                                 SCHEDULE - 3.4
                                 --------------


                                  SEC DOCUMENTS

     Securities and Exchange Commission filings made prior to July 27, 1999 by the Company may not have been made in a timely manner.

                                 SCHEDULE - 3.7
                                 --------------


                              CAPITALIZATION, ETC.

     Authorized and outstanding Common Stock = 10,349,304 shares

     Authorized and outstanding Class A Convertible Preferred Stock = 500,000 shares immediately convertible into 500,000 shares of Common Stock


     Stock options on 530,000 shares of Common Stock were granted during the quarter ended September 30, 1999. The options have exercise prices ranging from $1.50 per share to $65.00 per share and exercise dates from July 2000 to August 2004 for 500,000 of the shares and September 2000 to September 2006 for 30,000 shares.